Exhibit 99.1

Energy Recovery Reports its Fourth Quarter 2025 Financial Results

SAN LEANDRO, Calif. - February 25, 2026 – Energy Recovery, Inc. (Nasdaq:ERII) (“Energy Recovery” or the “Company”) today announced its financial results for the fourth quarter and year ended December 31, 2025.

Fourth Quarter Highlights
•Revenue of $66.9 million, a decrease of $0.2 million, as compared to Q4’2024, due to timing of revenue from contracted projects.
•Gross margin of 67.2%, a decrease of 300 bps, as compared to Q4’2024, due primarily to costs related to product mix and tariffs.
•Operating expenses of $13.6 million, a decrease of 36.5%, as compared to Q4’2024, due primarily to a decrease in employee costs, consulting costs and restructuring costs.
•Income from operations of $31.3 million, an increase of 22.3%, as compared to Q4’2024, mainly due to lower operating expenses.
•Net income of $26.9 million and adjusted EBITDA(1) of $33.6 million.
•Cash and investments of $83.3 million, which includes cash, cash equivalents, and short- and long-term investments.

In conjunction with these financial results, management has released a letter to shareholders reviewing business and financial updates from the fourth quarter and discussing our outlook for 2026. This letter is located under “News and Events” in the “Investors” section on the Energy Recovery website (https://ir.energyrecovery.com/news-events/shareholder-letters).

Financial Highlights

	Quarter-to-Date			Year to Date
	Q4’2025	Q4’2024	vs. Q4’2024	2025	2024	2025 vs. 2024
	(In millions, except net income per share, percentages and basis points)
Revenue	$66.9	$67.1	down %	$135.0	$144.9	down 7%
Gross margin	67.2%	70.2%	down 300 bps	65.1%	66.9%	down 180 bps
Operating margin	46.8%	38.2%	up 860 bps	17.7%	13.6%	up 410 bps
Net income	$26.9	$23.5	up 15%	$23.0	$23.1	down 0%
Diluted net income per share	$0.50	$0.41	up $0.09	$0.42	$0.40	up $0.02
Effective tax rate				16.8%	10.4%
Cash provided by operations	$7.1	$9.0		$18.8	$20.5

Non-GAAP Financial Highlights (1)

	Quarter-to-Date			Year to Date
	Q4’2025	Q4’2024	vs. Q4’2024	2025	2024	2025 vs. 2024
	(In millions, except adjusted net income per share, percentages and basis points)
Adjusted operating margin	48.9%	45.2%	up 370 bps	23.9%	26.2%	down 230 bps
Adjusted net income	$28.2	$28.3	down 0%	$31.2	$40.7	down 23%
Adjusted net income per share	$0.53	$0.50	up $0.03	$0.58	$0.71	down $0.13
Adjusted EBITDA	$33.6	$31.3		$36.0	$42.0
Free cash flow	$6.4	$8.9		$17.4	$19.2

(1)Refer to the sections “Use of Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” for definitions of our non-GAAP financial measures and reconciliations of GAAP to non-GAAP amounts, respectively.

Forward-Looking Statements
Certain matters discussed in this press release and on the conference call are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates, or projections and are not guarantees of future events or results. Potential risks and uncertainties include risks relating to the future demand for the Company’s products, risks relating to performance by our customers and third-party partners, risks relating to the timing of revenue, and any other factors that may have been discussed herein regarding the risks and uncertainties of the Company’s business, and the risks discussed under “Risk Factors” in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) for the year ended December 31, 2024, as well as other reports filed by the Company with the SEC from time to time. Because such forward-looking statements involve risks and uncertainties, the Company’s actual results may differ materially from the predictions in these forward-looking statements. All forward-looking statements are made as of today, and the Company assumes no obligation to update such statements.

Use of Non-GAAP Financial Measures
This press release includes certain non-GAAP financial measures, including adjusted operating margin, adjusted net income, adjusted net income per share, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions, and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Notes to the Financial Results
•Adjusted operating margin is a non-GAAP financial measure that the Company defines as income from operations which excludes i) stock-based compensation; ii) executive transition costs, such as executive search costs, retention costs, one-time severance costs and one-time corporate growth strategy costs; iii) restructuring charges1, and iv) impairment of long-lived assets, divided by revenues.
•Adjusted net income is a non-GAAP financial measure that the Company defines as net income which excludes i) stock-based compensation; ii) executive transition costs; iii) restructuring charges1; iv) impairment of long-lived assets; and v) the applicable tax effect of the excluded items including the stock-based compensation discrete tax item.
•Adjusted net income per share is a non-GAAP financial measure that the Company defines as net income, which excludes i) stock-based compensation; ii) executive transition costs; iii) restructuring charges1; iv) impairment of long-lived assets; and v) the applicable tax effect of the excluded items including the stock-based compensation discrete tax item, divided by basic shares outstanding.
•Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income which excludes i) depreciation and amortization; ii) stock-based compensation; iii) executive transition costs; iv) restructuring charges1; v) impairment of long-lived assets; vi) other income, net, such as interest income and other non-operating income (expense), net; and vii) provision for income taxes.
•Free cash flow is a non-GAAP financial measure that the Company defines as net cash provided by operating activities less capital expenditures.

1 Restructuring charges are presented net of adjustments

Conference Call to Discuss Financial Results

LIVE CONFERENCE Q&A CALL:
Wednesday, February 25, 2026, 2:00 PM PT / 5:00 PM ET
US / Canada Toll-Free: +1 (877) 709-8150
Local / International Toll: +1 (201) 689-8354

CONFERENCE Q&A CALL REPLAY:
Available approximately three hours after conclusion of the live call.
Expiration: Wednesday, March 25, 2026
US / Canada Toll-Free: +1 (877) 660-6853
Local / International Toll: +1 (201) 612-7415
Access code: 13758280

Investors may also access the live call and the replay over the internet on the “Events” page of the Company’s website located at https://ir.energyrecovery.com/news-events/ir-calendar.

Disclosure Information
Energy Recovery uses the investor relations section on its website as means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Energy Recovery’s investor relations website in addition to following Energy Recovery’s press releases, SEC filings, and public conference calls and webcasts.

About Energy Recovery
Energy Recovery (Nasdaq: ERII) designs and manufactures world-class energy-saving technology for critical infrastructure that communities rely on every day, driving a more resilient and sustainable future. Grounded in more than 30 years of leadership in the desalination industry, today we use our proprietary pressure exchanger technology to help customers in multiple industries improve their operations and lower their emissions. Headquartered in the San Francisco Bay Area, we operate manufacturing and R&D facilities throughout California, with sales and on-site technical support available globally. For more information, please visit www.energyrecovery.com

Contact
Investor Relations
ir@energyrecovery.com

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31, 2025	December 31, 2024
	(In thousands)
ASSETS
Cash, cash equivalents and investments	$83,283	$99,851
Accounts receivable and contract assets	78,286	66,842
Inventories, net	24,260	24,906
Prepaid expenses and other assets	3,416	3,889
Property, equipment and operating leases	20,635	25,119
Goodwill	12,790	12,790
Deferred tax assets and other assets	8,844	9,395
TOTAL ASSETS	$231,514	$242,792

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable, accrued expenses, and other liabilities, current	$13,784	$20,837
Contract liabilities and other liabilities, non-current	2,109	628
Lease liabilities	9,429	11,317
Total liabilities	25,322	32,782

Stockholders’ equity	206,192	210,010
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$231,514	$242,792

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024
	(In thousands, except per share data)
Revenue	$66,871	$67,075	$134,987	$144,948
Cost of revenue	21,910	19,955	47,056	48,015
Gross profit	44,961	47,120	87,931	96,933

Operating expenses
General and administrative	6,012	8,303	29,769	33,074
Sales and marketing	4,946	6,754	20,926	25,423
Research and development	2,914	3,972	13,034	16,236
Restructuring charges	(226)	2,476	313	2,476
Total operating expenses	13,646	21,505	64,042	77,209
Income from operations	31,315	25,615	23,889	19,724

Other income, net	821	1,240	3,706	6,011
Income before income taxes	32,136	26,855	27,595	25,735
Provision for income taxes	5,222	3,384	4,633	2,685
Net income	$26,914	$23,471	$22,962	$23,050

Net income per share
Basic	$0.51	$0.41	$0.43	$0.40
Diluted	$0.50	$0.41	$0.42	$0.40

Number of shares used in per share calculations
Basic	52,915	56,629	53,802	57,213
Diluted	53,360	57,236	54,158	57,822

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Years Ended December 31,
	2025	2024
	(In thousands)
Cash flows from operating activities:
Net income	$22,962	$23,050
Non-cash adjustments	11,945	16,214
Net cash used in operating assets and liabilities	(16,137)	(18,742)
Net cash provided by operating activities	18,770	20,522

Cash flows from investing activities:
Net investment in marketable securities	35,305	(14,489)
Capital expenditures	(1,330)	(1,298)
Proceeds from sales of fixed assets	10	133
Net cash provided by (used in) investing activities	33,985	(15,654)

Cash flows from financing activities:
Net proceeds from issuance of common stock	1,796	7,100
Repurchase of common stock and payment of excise tax	(36,330)	(50,384)
Net cash used in financing activities	(34,534)	(43,284)

Effect of exchange rate differences	98	(52)
Net change in cash, cash equivalents and restricted cash	$18,319	$(38,468)
Cash, cash equivalents and restricted cash, end of year	$48,076	$29,757

ENERGY RECOVERY, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)

Channel Revenue

	Three Months Ended December 31,			Years Ended December 31,
	2025	2024	vs. 2024	2025	2024	vs. 2024
	(In thousands, except percentages)
Megaproject	$49,647	$46,475	up 7%	$82,885	$95,399	down 13%
Original equipment manufacturer	10,620	16,315	down 35%	31,940	31,525	up 1%
Aftermarket	6,604	4,285	up 54%	20,162	18,024	up 12%
Total revenue	$66,871	$67,075	no change	$134,987	$144,948	down 7%
Segment Activity

	Three Months Ended December 31,
	2025				2024
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$66,871	$—	$—	$66,871	$66,959	$116	$—	$67,075
Cost of revenue	22,113	(203)	—	21,910	19,756	199	—	19,955
Gross profit (loss)	44,758	203	—	44,961	47,203	(83)	—	47,120

Operating expenses
General and administrative	1,372	355	4,285	6,012	2,490	913	4,900	8,303
Sales and marketing	3,535	1,053	358	4,946	4,324	1,856	574	6,754
Research and development	1,742	1,172	—	2,914	1,205	2,767	—	3,972
Restructuring charges	(105)	(76)	(45)	(226)	1,147	832	497	2,476
Total operating expenses	6,544	2,504	4,598	13,646	9,166	6,368	5,971	21,505
Operating income (loss)	$38,214	$(2,301)	$(4,598)	31,315	$38,037	$(6,451)	$(5,971)	25,615
Other income, net				821				1,240
Income before income taxes				$32,136				$26,855

	Years Ended December 31,
	2025				2024
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Revenue	$134,702	$285	$—	$134,987	$144,310	$638	$—	$144,948
Cost of revenue	46,923	133	—	47,056	47,389	626	—	48,015
Gross profit	87,779	152	—	87,931	96,921	12	—	96,933

Operating expenses
General and administrative	5,686	2,350	21,733	29,769	8,127	3,821	21,126	33,074
Sales and marketing	13,664	5,449	1,813	20,926	15,683	7,340	2,400	25,423
Research and development	6,344	6,690	—	13,034	4,523	11,713	—	16,236
Restructuring charges	105	47	161	313	1,147	832	497	2,476
Total operating expenses	25,799	14,536	23,707	64,042	29,480	23,706	24,023	77,209
Operating income (loss)	$61,980	$(14,384)	$(23,707)	23,889	$67,441	$(23,694)	$(24,023)	19,724
Other income, net				3,706				6,011
Income before income taxes				$27,595				$25,735

Stock-based Compensation

	Three Months Ended December 31,		Years Ended December 31,
	2025	2024	2025	2024
	(In thousands)
Stock-based compensation expense charged to:
Cost of revenue	$91	$96	$543	$1,076
General and administrative	841	641	3,307	4,013
Sales and marketing	651	722	2,859	3,489
Research and development	30	351	1,010	1,744
Total stock-based compensation expense	$1,613	$1,810	$7,719	$10,322

ENERGY RECOVERY, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (1)
(Unaudited)

This press release includes certain non-GAAP financial information because we plan and manage our business using such information. The following table reconciles the GAAP financial information to the non-GAAP financial information.

	Quarter-to-Date		Year to Date
	Q4'2025	Q4'2024	2025	2024
	(In millions, except shares, per share and percentages)
Operating margin	46.8%	38.2%	17.7%	13.6%
Stock-based compensation	2.4	2.7	5.7	7.1
Executive transition costs	—	0.7	—	3.7
Restructuring charges	(0.3)	3.7	0.2	1.7
Impairment of long-lived assets	—	—	0.3	—
Adjusted operating margin	48.9%	45.2%	23.9%	26.2%

Net income	$26.9	$23.5	$23.0	$23.1
Stock-based compensation	1.6	1.8	7.7	10.3
Executive transition costs (2)	—	0.4	—	4.8
Restructuring charges (2)	(0.2)	2.2	0.3	2.2
Impairment of long-lived assets (2)	—	—	0.3	—
Stock-based compensation discrete tax item	(0.2)	0.4	(0.1)	0.3
Adjusted net income	$28.2	$28.3	$31.2	$40.7

Net income per share	$0.51	$0.41	$0.43	$0.40
Adjustments to net income per share (3)	0.02	0.09	0.15	0.31
Adjusted net income per share	$0.53	$0.50	$0.58	$0.71

Net income	$26.9	$23.5	$23.0	$23.1
Stock-based compensation	1.6	1.8	7.7	10.3
Depreciation and amortization	0.9	1.0	3.8	4.0
Executive transition costs	—	0.4	—	5.4
Restructuring charges	(0.2)	2.5	0.3	2.5
Impairment of long-lived assets	—	—	0.4	—
Other income, net	(0.8)	(1.2)	(3.7)	(6.0)
Provision for income taxes	5.2	3.4	4.6	2.7
Adjusted EBITDA	$33.6	$31.3	$36.0	$42.0

Free cash flow
Net cash provided by operating activities	$7.1	$9.0	$18.8	$20.5
Capital expenditures	(0.7)	(0.1)	(1.3)	(1.3)
Free cash flow	$6.4	$8.9	$17.4	$19.2

(1)Amounts may not total due to rounding.
(2)Amounts presented are net of tax.
(3)Refer to the sections “Use of Non-GAAP Financial Measures” for description of items included in adjustments.